UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 25, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of June 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-3 Home Equity Mortgage Pass-Through Certificates, Series 2004-3)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-115435-01              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2004 among Credit Suisse
First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Option One Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

     On October 25, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-3
Home Equity Mortgage Pass-Through Certificates, Series 2004-3
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: October 27, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2004




Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 3
                           Statement to Certificate Holders
                                  October 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        169,000,000.00    150,389,516.39    8,270,020.38      245,636.21   8,515,656.59       0.00       0.00      142,119,496.01
A2        129,000,000.00    113,913,394.94    6,704,099.36      179,856.59   6,883,955.95       0.00       0.00      107,209,295.58
A3          8,000,000.00      8,000,000.00            0.00       14,560.00      14,560.00       0.00       0.00        8,000,000.00
AR                100.00              0.00            0.00            0.00           0.00       0.00       0.00                0.00
ARL               100.00              0.00            0.00            0.00           0.00       0.00       0.00                0.00
M1         36,000,000.00     36,000,000.00            0.00       67,760.00      67,760.00       0.00       0.00       36,000,000.00
M2         16,000,000.00     16,000,000.00            0.00       35,342.22      35,342.22       0.00       0.00       16,000,000.00
M3         12,000,000.00     12,000,000.00            0.00       28,373.33      28,373.33       0.00       0.00       12,000,000.00
M4          5,000,000.00      5,000,000.00            0.00       12,600.00      12,600.00       0.00       0.00        5,000,000.00
M5         11,000,000.00     11,000,000.00            0.00       31,142.22      31,142.22       0.00       0.00       11,000,000.00
P                 100.00            100.00            0.00      176,937.06     176,937.06       0.00       0.00              100.00
B1          6,000,000.00      6,000,000.00            0.00       17,920.00      17,920.00       0.00       0.00        6,000,000.00
B2A         4,500,000.00      4,500,000.00            0.00       20,440.00      20,440.00       0.00       0.00        4,500,000.00
B2F         3,500,000.00      3,500,000.00            0.00       21,875.00      21,875.00       0.00       0.00        3,500,000.00
X2                  0.00              0.00            0.00            0.00           0.00       0.00       0.00                0.00
TOTALS    400,000,300.00    366,303,011.33   14,974,119.74      852,442.63  15,826,562.37       0.00       0.00      351,328,891.59

X1        400,000,000.00    398,301,252.60            0.00        2,776.43       2,776.43       0.00       0.00      385,424,104.10
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1       22541SLM8        889.87879521    48.93503183      1.45346870      50.38850053      840.94376337     A1          2.100000 %
A2       22541SLN6        883.04957318    51.96976248      1.39423713      53.36399961      831.07981070     A2          2.030000 %
A3       22541SLP1      1,000.00000000     0.00000000      1.82000000       1.82000000    1,000.00000000     A3          2.340000 %
AR       22541SLQ9          0.00000000     0.00000000      0.00000000       0.00000000        0.00000000     AR          8.954936 %
ARL      22541SLR7          0.00000000     0.00000000      0.00000000       0.00000000        0.00000000     ARL         8.954936 %
M1       22541SLS5      1,000.00000000     0.00000000      1.88222222       1.88222222    1,000.00000000     M1          2.420000 %
M2       22541SLT3      1,000.00000000     0.00000000      2.20888875       2.20888875    1,000.00000000     M2          2.840000 %
M3       22541SLU0      1,000.00000000     0.00000000      2.36444417       2.36444417    1,000.00000000     M3          3.040000 %
M4       22541SLV8      1,000.00000000     0.00000000      2.52000000       2.52000000    1,000.00000000     M4          3.240000 %
M5       22541SLW6      1,000.00000000     0.00000000      2.83111091       2.83111091    1,000.00000000     M5          3.640000 %
P        22541SMA3      1,000.00000000     0.00000000              ##               ##    1,000.00000000     P           8.954936 %
B1       22541SLX4      1,000.00000000     0.00000000      2.98666667       2.98666667    1,000.00000000     B1          3.840000 %
B2A      22541SLY2      1,000.00000000     0.00000000      4.54222222       4.54222222    1,000.00000000     B2A         5.840000 %
B2F      22541SLZ9      1,000.00000000     0.00000000      6.25000000       6.25000000    1,000.00000000     B2F         7.500000 %
TOTALS                    915.75684151    37.43527127      2.13110498      39.56637625      878.32157023

X1       22541SMB1        995.75313150     0.00000000      0.00694108       0.00694108      963.56026025     X1          0.008365 %
------------------------------------------------------------------------------------------------------------ ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   Raideo Ram
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10041
                              Tel: (212) 623-6793
                              Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com



Sec. 4.06(a)(i)            Principal Remittance Amount                                                                12,865,190.85

                           Scheduled Principal Payments                                                                  303,658.15

                           Principal Prepayments                                                                      12,304,326.32

                           Curtailments                                                                                   97,838.69

                           Curtailment Interest Adjustments                                                                  679.95

                           Repurchase Principal                                                                          158,687.74

                           Substitution Amounts                                                                                0.00

                           Net Liquidation Proceeds                                                                            0.00

                           End of Pre-Funding Period Transfer                                                                  0.00

                           Other Principal Adjustments                                                                         0.00

                           Gross Interest                                                                              2,935,927.45

                           Recoveries from Prior Loss Determinations                                                           0.00

                           Reimbursements of Non-Recoverable Advances Previously Made                                      1,475.49

                           Recovery of Reimbursements Previously Deemed Non-Recoverable                                        0.00

Prepayment Penalties       Number of Loans with Respect to which Prepayment Penalties were Collected                             95

                           Balance of Loans with Respect to which Prepayment Penalties were Collected                  4,685,340.58

                           Amount of Prepayment Penalties Collected                                                      176,936.31

Sec. 4.06(a)(iv)           Beginning Number of Loans Outstanding                                                              8,428

                           Beginning Aggregate Loan Balance                                                          370,477,419.64

                           Ending Number of Loans Outstanding                                                                 8,183

                           Ending Aggregate Loan Balance                                                             357,600,271.14

Sec. 4.06(a)(v)            Servicing Fees (Including Credit Risk Manager Fees)                                           158,887.08

                           Trustee Fees                                                                                    3,087.31

Sec. 4.06(a)(vii)          Current Advances                                                                                     N/A

                           Aggregate Advances                                                                                   N/A

Section 4.06(a)(viii)      Delinquent Mortgage Loans
                                                  Group 1
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                        73             2,424,591.90                  0.68 %
                                                 2 Month                        33             1,421,510.12                  0.40 %
                                                 3 Month                        27             1,749,618.41                  0.49 %
                                                  Total                        133             5,595,720.43                  1.57 %
                           * Delinquent Bankruptcies are included in the table above.

                           Bankruptcies
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                           22              727,011.21                  0.20 %
                                                 * Only Current Bankruptcies are reflected in the table above.

                           Foreclosures
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00                  0.00 %

Section 4.06(a)(xi)        REO Properties
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00                  0.00 %

Section 4.06(a)(xii)       Current Realized Losses                                                                       11,957.65

                           Cumulative Realized Losses - Reduced by Recoveries                                            24,860.33

Sec. 4.06 (a)(xiv)         Amount on Deposit in Pre-Funding Account                                                           0.03

Sec. 4.06 (a)(xiv)         Capitalized Interest Requirement                                                                   0.00

Sec. 4.06 (a)(xiv)         Weighted Average Net Mortgage Rate                                                            8.95508 %

Sec. 4.06 (a)(xiv)         Net Excess Spread                                                                             1.05169 %

Trigger Event              Trigger Event Occurrence (Effective July 2007)                                                       NO
                           (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                           Rolling 3 Month Delinquency Rate                                                              0.60768 %
                           Sr. Enhancement Percentage x 16%                                                              4.48588 %
                                                 OR
                           (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                           Cumulative Loss % of Original Aggregate Collateral Balance                                       0.01 %
                           Cumulative Loss Limit                                                                            6.25 %

O/C Reporting              Targeted Overcollateralization Amount                                                     23,000,017.25
                           Ending Overcollateralization Amount                                                        6,271,379.58
                           Ending Overcollateralization Deficiency                                                   16,728,637.67
                           Overcollateralization Release Amount                                                               0.00
                           Monthly Excess Interest                                                                    2,096,971.24
                           Payment to Class X-1                                                                           2,776.43

                           Beginning Balance Interest Rate Cap Reserve Fund                                           2,296,512.32
                           Deposits                                                                                           0.00
                           Withdrawals                                                                                   31,764.00
                           Ending Balance Interest Rate Cap Reserve Fund                                              2,264,748.32

                           Beginning Balance Interest Rate Cap Account                                                        0.00
                           Deposits                                                                                      28,987.57
                           Withdrawals                                                                                   11,957.65
                           Ending Balance Interest Rate Cap Account                                                      20,190.92

                           Interest Rate Cap Agreement Notional Amounts (Current Month)                             169,407,874.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.